Institutional Class Shares FMFGX
Advisor Class Shares FMFDX
Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI

Rx Fundamental Growth Fund

A series of the

Starboard Investment Trust

SUMMARY PROSPECTUS

October 16, 2013

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at www.fmxfunds.com.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVES

The Rx Fundamental Growth Fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from your investment)
	Institutional	Advisor
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%
Redemption Fee (as a % of amount redeemed)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Advisor
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	1.00%
Other Expenses1	1.25%	1.25%
Acquired Fund Fees and Expenses2	0.01%	0.01%
Total Annual Fund Operating Expenses	2.26%	3.26%
Less Fee Waiver and/or Expense Limitation3,4	1.20%	1.20%
Net Annual Fund Operating Expenses	1.06%	2.06%

1.  “Other Expenses” are based on estimated expenses for the current fiscal year.

2.  “Acquired Fund” means any investment company in which the Fund invests or has invested during the period.  Since the Fund is newly organized, “Acquired Fund Fees and Expenses” are based on estimated expenses for the current fiscal year.  The “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” will not match the Fund’s gross and net expense ratios reported in the Financial Highlights from the Fund’s financial statements, which will reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

3.  The Fund’s administrator has entered into a Fund Accounting and Administration Agreement with the Fund that covers the regular operating expenses of the Fund for an inclusive fee of 0.25% (with the exception of management fees, distribution and/or service (12b-1) fees, acquired fund fees and expenses, and extraordinary expenses), even if such operating expenses exceed the inclusive fee.  The agreement runs through October 1, 2014 and can only be terminated prior to that date at the discretion of the Fund’s Board of Trustees.  The Fund’s administrator cannot recoup from the Fund any regular operating expenses in excess of the inclusive fee.

In conjunction with the Fund Accounting and Administration Agreement, the Advisor has entered into an Operating Plan with the Fund’s administrator, also through October 1, 2014 under which it has agreed (i) to pay the administrator a fee based on the daily average net assets of the Fund when net assets are below $85 million; (ii) if these payments are less than a designated minimum, then the Advisor pays a fee that makes up the difference; and (iii) to assume expenses of the Fund outlined in the Operating Plan that are not covered by the fee paid under Fund Accounting and Administration Agreement.

These measures are intended to limit the Fund’s operating expenses to 1.25% of the average daily net assets, exclusive of brokerage fees and commissions, taxes, borrowing costs (such as interest or dividend expenses on securities sold short), acquired fund fees and expenses, extraordinary expenses, and distribution and/or service (12b-1) fees.  The Fund’s net expense ratio will be higher than 1.25% to the extent that the Fund incurs expenses excluded from this arrangement.  The Operating Plan can only be terminated prior to the conclusion of the current term with the approval of the Fund’s Board of Trustees.

4. In the interest of further limiting expenses of the Fund, the Advisor has entered into an agreement with the Fund, effective through October 1, 2014, under which it has agreed to reduce its fee to 0.80% of the average daily net assets.  The Expense Limitation Agreement can only be terminated prior to that date at the discretion of the Fund’s Board of Trustees.  The agreement is intended to limit the Fund’s operating expenses to 1.05% of the average daily net assets, exclusive of brokerage fees and commissions, taxes, borrowing costs (such as interest or dividend expenses on securities sold short), acquired fund fees and expenses, extraordinary expenses, and distribution and/or service (12b-1) fees.  The Fund’s net expense ratio will be higher than 1.05% to the extent that the Fund incurs such expenses.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years
Institutional	$108	$591
Advisor	$309	$892

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years
Institutional	$108	$591
Advisor	$209	$892

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment sub-advisor, Navellier & Associates, Inc. (the “Sub-Advisor”), seeks to achieve the Fund’s investment objective of capital appreciation by principally investing in stocks that the Sub-Advisor believes to have above-average growth potential relative to their peers.  The Sub-Advisor uses a proprietary screening system that incorporates quantitative and fundamental analysis in order to construct the Fund’s portfolio.

The Fund invests principally in common stocks and is not limited in its investments by market capitalization.  The Fund’s investments may be issued by both domestic and foreign companies, and investments may be made directly in foreign markets, including emerging markets, as well as indirectly through exchange-traded funds and American Depository Receipts (ADRs).  The Sub-Advisor deems an issuer to be foreign if it is an issuer of securities for which a U.S. market is not the principal trading market.  To the extent the Fund invests in ADRs, it may invest in ADRs sponsored by the issuers of the underlying securities or ADRs not sponsored by the issuers.

The Sub-Advisor’s screening system for the Fund is composed of three steps.  First, the Sub-Advisor employs quantitative analysis of market and individual stock statistics in order to rank stocks by different measures of risk and reward.  Second, screens based on fundamental variables are applied to the highest ranked stocks, those found to have encouraging risk/reward measures.  This step seeks to highlight investment opportunities by evaluating companies in light their profit margins, earnings growth, and the ratio of price to expected future earnings.  Third, the Sub-Advisor uses a proprietary optimization model to try to design a risk-adjusted portfolio that is diversified across sectors and industries.

The Sub-Advisor may sell a portfolio security when its reward/risk measures weaken, the fundamentals of the stock change, to pursue opportunities that the Sub-Advisor believes will be of greater benefit to the Fund, or to rebalance the Fund’s portfolio.

The Fund may, from time to time, take temporary defensive positions in an attempt to respond to adverse market, economic, political, or other conditions.  During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions.  When the Fund takes temporary defensive positions, the Fund may not be able to achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  The Fund will be subject to the following principal risks:

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities held by the Fund may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Style Risk.  Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions.  The returns from the types of investments purchased by the Fund (e.g., growth stocks) may at times be better or worse than the returns from other types of funds.  Thus, the performance of the Fund may be better or worse than the performance of funds that focus on other types of investments, or that have a broader investment style.

Quantitative Model Risk.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Common Stock Risk.  The Fund’s investments in shares of common stock, both directly and indirectly through the Fund’s investment in shares of other investment companies, may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  Common stock generally is subordinate to preferred stock and debt securities with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.

Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks.

Small-Cap and Mid-Cap Securities Risk. The Fund may invest in securities of small-cap and mid-cap companies, which involve greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.

Micro-Cap Securities Risk.  Some of the small companies in which the Fund invests may be micro-cap companies.  Micro-cap stocks may involve substantially greater risks of loss and price fluctuations.  Micro-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable, their share prices to be more volatile, and their markets to be less liquid than companies with larger market capitalizations.

Foreign Investment Risk.  The Fund’s investments in foreign securities involve risks different from those associated with domestic securities.  There may be less government supervision of foreign markets in which the Fund invests, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of the Fund’s foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws, changes in economic or monetary policies, or changed circumstances in dealings between nations.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.  Foreign brokerage commissions, custody fees, and other costs of investing in foreign securities will result in the Fund incurring higher transaction costs.

Emerging Markets Risk.  The Fund may invest in emerging markets, which are markets of countries in the initial stages of industrialization and generally have low per capital income.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.

Currency Risk.  The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged.  Adverse changes in currency exchange rates relative to the U.S. dollar may diminish gains from investments denominated in a foreign currency or may widen existing losses.

Depository Receipts.  The Fund may invest in the securities of foreign issuers in the form of depository receipts or other securities convertible into securities of foreign issuers.  Depository receipts are issued by a bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  Unsponsored depository receipt programs are organized independently of the issuer of the underlying securities and, consequently, available information concerning the issuer may not be as current as for sponsored depository receipts and the prices of unsponsored depository receipts may be more volatile.  The Fund’s investments in depository receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Investment Advisor Risk.  The ability of the Advisor and Sub-Advisor to manage the Fund has a significant impact on the Fund’s ability to achieve its investment objective.  The Advisor and Sub-Advisor do not have previous experience managing an investment company registered under the Investment Company Act of 1940.  Accordingly, investors in the Fund bear the risk that the inexperience of the Advisor and Sub-Advisor may limit their effectiveness.

Operating Risk.  The Advisor and the Fund’s administrator have entered into an Operating Plan that obligates the Advisor to pay certain expenses of the Fund in order to help limit its operating expenses.  If the Advisor, however, does not have sufficient revenue to support those expenses, the Advisor may be compelled to either resign or become insolvent and the Fund’s expenses would likely increase.

New Fund Risk.  Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.  Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

PERFORMANCE INFORMATION

Because the Fund has not been in operation for an entire calendar year, there is no Fund performance information to be presented here.  You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund.

MANAGEMENT

Investment Advisor. The Fund’s investment advisor is FolioMetrix, LLC.  Navellier & Associates, Inc. is the Fund’s investment sub-advisor.

Portfolio Managers. The Fund’s portfolio will be managed on a day-to-day basis by Louis Navellier.  He founded the Sub-Advisor and currently serves as its Chief Investment Officer, Chief Executive Officer, and Chairman.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment is $250 and the minimum subsequent investment is $50, although the minimums may be waived or reduced in some cases.

You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.  Redemption orders by mail should specify the name of the Fund and class of shares and be sent to RiskX Funds, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 252-972-1908.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  Investors who wish to redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI